UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 20, 2007

IGNIS PETROLEUM GROUP, INC.
(Exact name of registrant in its charter)

NEVADA	000-50929	16-1728419
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

100 Crescent Court, 7th Floor
Dallas, Texas 75201
(Address of principal executive offices)
(214) 459-8188
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

On March 26, 2007, we filed a Current Report on Form 8-K to report a change in our certifying accountant.  This Amendment No. 1 amends and restates that original Current Report on Form 8-K in its entirety to correct a misstatement relating to the name of our former certifying accountant appearing in Item 9.01 of that original Report.

ITEM 4.01	Changes in Registrant’s Certifying Accountant.

The Audit Committee of the Board of Directors of Ignis Petroleum Group, Inc. (the “Company”) approved the dismissal of its independent registered public accounting firm, De Meo, Young, McGrath CPA, LLP (“De Meo, Young, McGrath”) and appointed Hein + Associates LLP to serve as its independent registered public accounting firm, effective March 20, 2007.

The reports of De Meo, Young, McGrath on the Company’s financial statements for the fiscal years ended June 30, 2005 and June 30, 2006 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

There were no disagreements (as such term is described in Item 304(a)(1)(iv) of Regulation S−B) with De Meo, Young, McGrath at any time during the Company’s most recent two fiscal years and through March 20, 2007 regarding any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures that if not resolved to the satisfaction of De Meo, Young, McGrath would have caused it to make reference to such disagreements in its reports. There were no other reportable events (as such term is defined in Item 304(a)(1)(v) of Regulation S−B and its related instructions) during the Company’s most recent two fiscal years and through March 20, 2007.

During each of the two most recent fiscal years and through March 20, 2007, neither the Company, nor anyone on the Company’s behalf, consulted with Hein + Associates LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or with respect to the type of audit opinion that might be rendered on the Company’s financial statements, or with respect to any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S−B), or a reportable event (as described in Item 304(a)(1)(v) of Regulation S−B).

De Meo, Young, McGrath has reviewed the disclosures contained in this Form 8−K report. De Meo, Young, McGrath has furnished the Company with a letter addressed to the Securities and Exchange Commission, a copy of which is attached as Exhibit 16.1, in accordance with Item 304(a)(3) of Regulation S−B, indicating that it agrees with the above disclosure and, if not, the respects with which De Meo, Young, McGrath does not agree.

ITEM 9.01	Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit	Description
Number
16.1*	Letter from De Meo, Young, McGrath to the Securities and Exchange Commission dated March 23, 2007.

* Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IGNIS PETROLEUM GROUP, INC.
Date: April 23, 2007
	By:	/s/ Shawn L. Clift
Shawn L. Clift
Chief Financial Officer